UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 29, 2014

Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)

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Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Redbud Boulevard, Suite 400
McKinney, TX 75069-3257
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 562-9004

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
In accordance with Item 2.02 of Form 8-K of the Securities and Exchange Commission (the “SEC”), Independent Bank Group, Inc., a Texas corporation (the “Company”), is furnishing to the SEC a press release that the Company is issuing on July 29, 2014 (the “Press Release”). The Press Release discloses information regarding the Company’s results of operations for the six and three months ended June 30, 2014, and the Company’s financial condition as of June 30, 2014. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits. The following is furnished as an exhibit to the Current Report on Form 8-K:

Exhibit No.	Description of Exhibit
Exhibit 99.1	Press Release issued by Independent Bank Group, Inc., dated July 29, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 29, 2014
INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
Exhibit 99.1	Press Release issued by Independent Bank Group, Inc., dated July 29, 2014

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